                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    January 4, 1996
                                                       --------------------

                          Stevens International, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                      1-9603                  75-2159407
     ----------------               -----------             ---------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)


        5500 Airport Freeway, Fort Worth,  Texas                 76117
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       (Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code     (817) 831-3911
                                                    -----------------------
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ITEM 5.   OTHER EVENTS.

     On January 4, 1996, Stevens International, Inc. (the "Company") announced that it had agreed in principle to settle the securities class action lawsuit styled Lasker v. Stevens Graphics Corp., Cause No. 3:90-CV-2766-G filed in the United States District Court for the Northern District of Texas. The Company's contribution to the settlement will be in the form of warrants having a value of $700,000. The settlement is subject to execution of a definitive agreement, court approval and other customary terms and conditions. In connection with the settlement, the Company issued a press release on January 4, 1996, which is incorporated herein by reference and attached as Exhibit 99 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits.

     The following is a list of exhibits filed as part of this Current Report on Form 8-K:

     Exhibit No.                    Description
     -----------                    -----------

     99 Press release dated January 4, 1996 regarding settlement of class action lawsuit styled Lasker
                              v. Stevens Graphics Corp., Cause No. 3:90-CV-2766-G filed in the United States District Court for the Northern District of Texas.(1)

________________
     (1)  Filed herewith.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STEVENS INTERNATIONAL, INC.



Date:  January 5, 1996             By: /s/ Kenneth W. Reynolds
                                       -------------------------------------
                                       Kenneth W. Reynolds
                                       Senior Vice President --
                                       Finance and Administration and
                                       Chief Financial Officer

                                       3
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                               INDEX TO EXHIBITS

 Exhibit
 Number                     Description of Exhibit
 -------                    ----------------------

 99 Press release dated January 4, 1996 regarding settlement of class action lawsuit styled Lasker v. Stevens Graphics Corp., Cause No. 3:90-CV-2766-G filed in the United States District Court for the Northern District of Texas.(1)

__________________
     (1)  Filed herewith.

                                       4